Exhibit 10.21

SHANGHAI PUDONG DEVELOPMENT BANK

SHORT-TERM LOAN CONTRACT

SHANGHAI PUDONG DEVELOPMENT BANK
SHORT-TERM LOAN CONTRACT

Serial No.70052007280094

BORROWER: Wuhan Blower Co., Ltd.
LEGAL ADDRESS:
MAILING ADDRESS:

LENDER: Shanghai Pudong Development Bank Wuhan Branch
ADDRESS:

In view that the Borrower applies for a short-term loan facility from the Lender, both parties hereby enter into the following Contract in accordance with the relevant laws, regulations and rules of the People's Republic of China (“China”).

Article 1  Loan Facility

1.1 The Loan Facility provided under this Contract shall be in the currency of Renminbi (“RMB”). The maximum amount of such Loan Facility shall be TWENTY MILLION RENMINBI. The valid proof of the Borrower's liability shall be the accounting documents issued by the Lender according to its business operation rules.

1.2. The term of the Loan Facility under this Contract shall be for 12 months beginning June 4, 2007 to June 3, 2008.

1.3 The Loan Facility under this Contract shall only be used as short-term working capital by the Borrower and shall not be used for other purposes.

Article 2  Interest of the Loan Facility and Its Calculation

2.1 Interest of the Loan Facility

(1) Where the currency of the Loan Facility is in RMB, the interest of the Loan Facility shall be the benchmark interest rate of the People’s Bank of China, which is 5.4755% per month, plus or minus fluctuations within __%. If the state adjusts the benchmark interest rate, the relevant benchmark interest applicable to this Contract shall be adjusted on the latest interest settlement date after such adjustment according to the corresponding interest grade published by the People’s Bank of China and noticed in writing to the Borrower by the Lender.

(2) Where the currency of the Loan Facility is in a foreign currency, the annual interest rate of such Loan Facility shall be fixed at __% (fluctuating at every __ months).

SHANGHAI PUDONG DEVELOPMENT BANK

2.2 The interest of the Loan Facility under this Contract shall be calculated based on 360 days as a full year and charged based on the actual amount withdrawn and the number of days such Loan Facility is in possession of the Borrower from the date of withdrawal.

2.3 The interest settlement dates of the Loan Facility shall be the 20th day of the 3rd month in each quarter of a calendar year. Where the Loan Facility is in a foreign currency, the interest settlement dates shall include the date of maturity of the Loan Facility specified in this Contract. The Borrower shall be liable to pay the interest due to the Lender on the interest settlement dates and hereby authorizes the Lender to withdraw the interest due from Borrower’s deposit account with the Lender.

Article 3  Withdrawal and Repayment

3.1 The Lender shall have no obligations to provide the Loan Facility under this Contract unless the following conditions are satisfied:

(1) Upon each withdrawal, the Borrower properly completes the Debt Note and submits the relevant documents and materials required by the Lender;

(2) The Borrower obtains the relevant license and government approval and completes the registration and other legal formalities, such as registration of a foreign currency loan. In addition, this Contract must be notarized upon the request of the Lender;

(3) If the Loan Facility is provided with a guaranty, the Borrower must complete the notarization and/or registration formalities as required by the Lender, and such guaranty must be continuously valid; and

(4) No event of default as specified in Article 7 of this Contract has occurred.

3.2

(1) The Borrower shall:

(i) make withdrawals in installments according to the following schedule and complete the withdrawal formalities with the Lender three banking days before each withdrawal date:

Withdrawal dates	Withdrawal Amounts
(currency)	(amount in word)
(currency)	(amount in word)
(currency)	(amount in word)
(currency)	(amount in word)
(currency)	(amount in word)

or

SHANGHAI PUDONG DEVELOPMENT BANK

(ii) make withdrawals in lump sums and complete the withdrawal formalities with the Lender within three banking days as of the date the conditions precedent for withdrawal specified under Section 3.1 of this Contract have been satisfied.

(2) The Lender shall timely provide the Loan Facility upon the satisfaction of the conditions precedent for withdrawal and the Borrower's fulfillment of the withdrawing formalities as provided above.

3.3  The Lender shall have the right to revoke the balance not withdrawn by the Borrower in accordance with the above provisions. The Borrower shall have no right to make further withdrawals without the consent of the Lender.

3.4  The Borrower shall repay the Loan under this Contract in full on the maturity date to the Lender and hereby authorizes the Lender to collect this amount from Borrower’s deposit account with the Lender.

3.5 The Borrower must obtain the Lender’s prior consent before prepaying the Loan.

Article 4  Statements and Undertakings

The Borrower makes the following statements and undertakings at the time of execution of this Contract, and such statements and undertakings shall be continuously effective during the term of this Contract:

4.1 The Borrower is a corporation duly registered and established in accordance with the laws of China and it has complete rights over all of its properties. It has full civil capability and independently bears its civil liabilities.

4.2 The Borrower has authorized its representative to execute this Contract. All the terms contained herein are the Borrower's true declaration of will and shall have legal binding force on the Borrower.

4.3. The execution and performance of this Contract by the Borrower will not lead to any breach of laws, regulations, rules, judgments, verdicts or orders that should be observed by the Borrower and will not cause any conflict with the Borrower’s Articles of Association or any contracts and agreements entered into by the Borrower or any other obligations assumed by Borrower.

4.4 The Borrower undertakes that all the accounting statements issued by it conforms to the relevant laws and regulations of China which truly and fairly reflect the Borrower’s financial situation. All the documents and materials in relation with this Contract are true, valid, complete, accurate and without any concealment.

SHANGHAI PUDONG DEVELOPMENT BANK

4.5 The borrower has not concealed any lawsuit, arbitration, administrative procedure, asset preservation, enforcement procedure or other significantly adverse events that has or will happen which will or may influence adversely its execution or performance of this Contract or may have a significantly adverse impact on its business or financial situation.

Article 5  Agreed Issues

Both the Lender and the Borrower have agreed to the following during the term of the Loan Facility:

5.1 The Borrower undertakes to operate according to laws and will use the Loan Facility according to Section 1.3 of this Contract, actively cooperate with the Lender to check and supervise the use of the Loan and the business operation of the Borrower and timely provide to the Lender the monthly and annual financial statements and other relevant materials required by the Lender.

5.2 The Borrower undertakes that before any measure of conservation of creditor’s right has been taken with the Lender’s written consent, it will not engage in any contracting, leasing operation, joint venture, restructure in line with stock system, merger or acquisition, division, setting up subsidiaries, equity transfer, capital reduction, suspension of business, dissolution, declaring bankrupt or any other activities that adversely affect the rights and interests of the Lender.

5.3  The Borrower undertakes that, without the written consent of the Lender, it will not make significant changes to its Articles of Association and its business scope, or sell, lease, transfer or dispose by other means a significant portion of its properties, and it will not provide security to a third party which may cause a significantly adverse impact on its financial situation or ability to perform its obligations under this Contract.

5.4  The Borrower undertakes that it will not repay other loans in priority to this Loan Facility which is against the normal sequence of repayment and will not enter into any contract or agreement which results in the subordinate standing of the Loan Facility under this Contract now or in the future.

5.5 The Borrower shall repay the principal and interest of the Loan Facility under this Contract with the same currency of the Loan Facility provided, where the guarantor repay the Loan with a different currency, the Borrower undertakes to exchange the amount obtained from the guarantor into the currency of the Loan Facility by means of foreign exchange trading, swap or settlement in a timely manner under the instruction of the Lender to repay the principal and interest due, the expenses so incurred shall be borne by the Borrower.

5.6 If any event occurs or will occur which may well adversely affect the financial situation of the guarantor or its ability to perform its guaranty obligation, the Borrower undertakes to provide a new guaranty which is acceptable to the Lender in a timely manner.

SHANGHAI PUDONG DEVELOPMENT BANK

5.7 The Borrower undertakes to timely notify the Lender of the following issues:

(1) The Borrower shall notify the Lender in writing within three days upon its knowledge of an event of default as provided in Article 7 hereof or the facts which may constitute a default;

(2)  The Borrower shall notify the Lender in writing within three days of the occurrence of a significantly adverse event provided in Section 4.5 hereof;

(3)  The Borrower shall notify the Lender in writing ten days in advance of the change of its legal representative, authorized representative, mailing address and name of the enterprise or other significant changes in its financial and personnel sectors.

5.8 Upon its knowledge of any event specified in Section 4.5 hereof which may affect the ability of the Borrower to perform its obligations to repay the debt, the Lender shall have the right to handle the issue in accordance with the provisions of Section 8.1 hereof.

Article 6 Guaranty for Creditor's Right

6.1 The principal, interest, default penalty and the relevant expenses under this Contract shall be secured by the following guarantor for the Borrower to the Lender (the security contract shall be entered into separately):

i.  The security of guaranty shall be provided by _______________________ (Guarantor).

The serial no. of the security contract is ___________.

ii.    The mortgage security provided by Wuhan Blower Co., Ltd. (Mortgagor) with real estate (collateral) the Mortgage Contract No. ZD7005200728000301.

iii.    The Pledge security shall be provided by _______________  (Pledger) ______________ with (pledge) the Pledge Contract No. ______________ .

Article 7  Events of Default

7.1 Any of the following events shall constitute a breach of this Contract by the Borrower:

(1)The Borrower fails to repay all or part of the principal, interest and the relevant expenses due under this Contract according to schedule.

(2)The Borrower fails to carry out or violates the statements and undertakings provided in Article 4 hereof or the statements and undertakings so made are untrue, inaccurate or incomplete.

SHANGHAI PUDONG DEVELOPMENT BANK

(3) The Borrower violates Article 5 hereof.

(4) The Borrower breaches any other loan contracts, agreements entered into by it which results in its debts under such loan contracts, agreements be declared mature ahead of schedule; or the Borrower fails to repay its debts upon maturity under other loan contracts, agreements entered into by it.

(5) The investors of the Borrower spirit away the capital, transfer the assets or assign the equity shares without authorization.

(6) The guarantor has no longer assumed or will no longer assume the ability for guarantee which is compatible to the Loan Facility or breaches the guarantee documents executed by it.

(7) The Borrower violates any other Article under this Contract.

7.2 The Lender’s failure to provide the Loan Facility in accordance with the provisions of Section 3.2(2) shall constitute default, with the exception of any default of Borrower specified in Section 7.1 hereof.

Article 8 Remedy for Default

8.1  The Lender may decide at its sole discretion to take one or more of the following measures as remedy if one or more of the events of default specified in Article 7 hereof occurs:

(1) Declare immediate mature of the principal of the Loan Facility under this Contract ahead of schedule, demand the full repayment of the interest due and take immediate recourse by all means to the Guarantor or the Borrower.

(2) Charge default interest on the delayed repayment and misappropriation of the Loan Facility with a cumulative rate. The default interest rate for RMB loan facility shall be fixed according to the provisions made by The People's Bank of China while the rate for foreign exchange loan facility shall be fixed at 20% above the original interest rate.

(3) Collect the amounts from all or part of the deposit accounts of the Borrower with various business branches of Shanghai Pudong Development Bank.

(4) Cancel the unused credit line of the Borrower.

(5) Demand other security to be provided by the Borrower which is acceptable to the Lender.

(6) Other necessary measures provided by law.

SHANGHAI PUDONG DEVELOPMENT BANK

Under such circumstances, the Borrower agrees to waive its right of pleading without any condition and shall compensate for all the losses incurred to the Lender as a result of the Borrower's default.

8.2 In case of a default on the part of the Lender provided in Section 7.2, the Lender's liability for compensation will be limited to the actual losses suffered by the Borrower in obtaining an alternative loan facility on the financial market, such as an interest balance of an alternative loan obtained under usual circumstances by the Borrower on the financial market and that obtained from the Lender. The Lender shall not assume other further liabilities.

Article 9 Miscellaneous

9.1 Where after taking effect, there are conflict between this Contract and the relevant laws, regulation and rules of the State, the parties shall timely consult and enter into supplementary contract as a remedy based on the precondition that the safety and benefits of the Loan Facility of the Lender are assured. The Lender shall reserve the rights of accelerating the maturity of the Loan Facility and immediate recourse.

9.2 This Contract shall be governed by the laws of China. Any dispute in relation to this Contract shall be under the jurisdiction of the people's court where the principle business site of the Lender is located.

9.3 This Contract shall take effect after signatures and seals of both parties and shall terminate at the full repayment of the principal, interest and expenses under this Contract.

9.4 The loan application, debt note, the corresponding security contracts and other relevant documents and materials are an integral part of this Contract and shall have the same legal force as this Contract.

9.5 In the event that this contract is executed prior to the day of granting the Loan Facility and coded for the purpose of handling mortgage registration, the computer system of the Lender will automatically create another contract number at the time of granting the Loan Facility. The Parties agree that, under such circumstance, both numbers are effective.

9.6 In the events that for the purpose of handling mortgage registration this contract is executed prior to the day of granting the Loan Facility and the anticipated beginning and ending dates of the Loan Facility are filled out, dates of the actual granting of the Loan Facility may be inconsistent with the anticipated dates filled out under this Contract, the Parties agree that, under such circumstance, the dates of actual granting of the Loan Facility recorded in the debt note shall prevail.

9.7 This Contract shall be executed in two originals with each party holding an original. Several copies shall be prepared for records.

SHANGHAI PUDONG DEVELOPMENT BANK

The Borrower (Company Seal) Wuhan Blower Co., Ltd. Legal Representative or Authorized Representative (Signature or Seal) Xu Jie (Seal) Bank and Account Details:	The Lender (Company Seal) Shanghai Pudong Development Bank Wuhan Branch Legal Representative or Authorized Representative (Signature or Seal) Li Fan (Seal) Date: June 4, 2007

SHANGHAI PUDONG DEVELOPMENT BANK